UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________
FORM 8-K
__________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
May 8, 2025
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BLACKLINE, INC.
(Exact name of registrant as specified in its charter)
__________________________

Delaware	001-37924	46-3354276
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
21300 Victory Boulevard, 12th Floor
Woodland Hills, California 91367
(Address of principal executive offices) (Zip Code)
(818) 223-9008
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
__________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01, par value	BL	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 8, 2025, the board of directors (the “Board”) of BlackLine, Inc. (the “Company”) appointed Scott Davidson to serve as a member of each of the Audit Committee and the Technology and Cybersecurity Committee of the Board.

In accordance with the Company’s amended and restated Outside Director Compensation Policy, the terms of which are described in the Company’s proxy statement for its 2025 annual meeting of stockholders, Mr. Davidson is entitled to cash compensation for his service on the Company’s Audit Committee and Technology and Cybersecurity Committee.

Item 5.07     Submission of Matters to a Vote of Security Holders.
The Company’s 2025 annual meeting of stockholders (the “Annual Meeting”) was held on May 8, 2025. The Annual Meeting was a virtual meeting held over the Internet via live webcast. Present at the Annual Meeting in person or by proxy were holders of 60,100,656 shares of the Company’s common stock, constituting a quorum for the transaction of business. The proposals voted upon at the Annual Meeting and the vote with respect to each such matter are as set forth below.
Proposal 1: Election of Class III directors

Nominee:	For:	Withheld:	Broker Non-Votes:
Camille Drummond	46,524,404	4,539,579	9,036,673
Brunilda Rios	46,483,486	4,580,497	9,036,673
Barbara Whye	38,509,196	12,554,787	9,036,673
Mika Yamamoto	46,142,870	4,921,113	9,036,673
Based on the votes set forth above, each director nominee was duly elected to serve until the 2028 annual meeting of stockholders and until her respective successor is duly elected and qualified or until her death, resignation or removal.
Proposal 2: To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025

For:	Against:	Abstain:
59,755,158	333,858	11,640
There were no broker non-votes on this proposal.
Based on the votes set forth above, the stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.
Proposal 3: Advisory non-binding vote on Named Executive Officer Compensation

For:	Against:	Abstain:	Broker Non-Votes:
38,602,953	12,442,736	18,294	9,036,673
Based on the votes set forth above, the stockholders approved, on an advisory non-binding basis, the compensation of the Company’s named executive officers.
Proposal 4: Advisory non-binding vote on the frequency of future advisory votes to approve the compensation of our Named Executive Officers

Every One Year:	Every Two Years:	Every Three Years:	Abstain:	Broker Non-Votes:
46,990,750	612,798	3,440,306	20,129	9,036,673
In accordance with the recommendation of the Board, the Company’s stockholders approved, on an advisory basis, one year as the frequency for holding future advisory votes to approve the compensation of the Company’s named executive officers. In light of such approval, the Company intends to hold an advisory vote on the compensation of the Company’s named executive officers on an annual basis until the next required vote on the frequency of holding an advisory vote to approve named executive officer compensation.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKLINE, INC.

Date: May 13, 2025	By:	/s/ Karole Morgan-Prager
Karole Morgan-Prager
Chief Legal and Administrative Officer
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